BLACKROCK FUNDSSM

BlackRock Health Sciences Opportunities Portfolio

(the “Fund” or “Health Sciences Opportunities”)

Supplement dated March 28, 2017 to the Summary Prospectuses and the Prospectuses of the Fund,

each dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Health Sciences Opportunities Portfolio — Portfolio Managers” or “Fund Overview — Key Facts About BlackRock Health Sciences Opportunities Portfolio — Portfolio Managers,” as applicable, is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Erin Xie, PhD	2003	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Health Sciences Opportunities — About the Portfolio Management Team of Health Sciences Opportunities” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF HEALTH SCIENCES OPPORTUNITIES

Erin Xie, PhD, is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio manager.

The table in the section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information — Health Sciences Opportunities” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Erin Xie, PhD	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2003	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. in 2005; Senior Vice President of State Street Research & Management from 2001 to 2005.

Shareholders should retain this Supplement for future reference.

ALLPR-HSO-0317SUP